                                                                    EXHIBIT 4.01

Common Stock                                                        Common Stock


NUMBER
BSW                               [LOGO]                              SHARES

                                    BROADBASE

INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
OF THE STATE OF DELAWARE
                                                      CUSIP 1113OR 10 0


THIS CERTIFIES THAT





IS THE RECORD HOLDER OF

 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF

                            BROADBASE SOFTWARE, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


                                [corporate seal]



/s/ Chuck J. Bay                                                 /s/ Mark Kremer
CHIEF FINANCIAL OFFICER AND
EXECUTIVE VICE PRESIDENT                                 CHIEF EXECUTIVE OFFICER



COUNTERSIGNED AND REGISTERED:
        U.S. STOCK TRANSFER CORPORATION
               TRANSFER AGENT AND REGISTRAR


BY

                      AUTHORIZED SIGNATURE


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                            BROADBASE SOFTWARE, INC.

        A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.


        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations:


TEN COM  -  as tenants in        UNIF GIFT MIN   - ________ Custodian _________
            common               ACT                (Cust)             (Minor)
TEN ENT  -  as tenants by the                      under Uniform Gifts to Minors
            entireties                             Act ________________________
JT TEN   -  as joint tenants                                   (State)
            with right of                        - ___ Custodian (until age ___)
            survivorship and     UNIF TRF MIN     (Cust)
            not as tenants in    ACT               ____ under Uniform Transfers
            common                                (Minor)
                                                  to Minors Act _______________
                                                                   (State)


     Additional abbreviations may also be used though not in the above list.

        FOR VALUE RECEIVED,______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE



________________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE


________________________________________________________________________________


________________________________________________________________________________



____________________________________________________________________ Shares of
the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________ Attorney to
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________

                           X ___________________________________________________

                           X ___________________________________________________
                             THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND
               NOTICE: WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED

By_____________________________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM).
PURSUANT TO S.E.C. RULE 17Ad-15.